MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


     This Mortgage Loan Purchase and Sale Agreement (this "Agreement") dated as of December 17, 1996 (the "Cut-off Date") is between Asset Securitization Corporation, a Delaware corporation (the "Company"), and Nomura Asset Capital Corporation, a Delaware corporation (the "Seller"). The Seller agrees to sell, and the Company agrees to purchase, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached as Exhibit B to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), among the Company, AMRESCO Management, Inc., as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent, relating to the issuance of the Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996-MD VI (the "Certificates"). Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement or, if not defined therein, in the Underwriting Agreement, dated December 17, 1996 (the "Underwriting Agreement"), by and between the Company and Nomura Securities International, Inc. (in such capacity, the "Underwriter") or in the Purchase Agreement, dated December 17, 1996 (the "Purchase Agreement"), by and between the Company and Nomura Securities International, Inc. (in such capacity, the "Placement Agent").

     1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount shall be payable by the Company to the Seller on the Closing Date (except as provided below) in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Cadwalader, Wickersham & Taft, New York, New York, at 10:00 a.m. New York time, on the Closing Date.

     On the Closing Date, the Company shall pay the Purchase Price to the Seller. As of the Closing Date, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Company all the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal due on or with respect to the Mortgage Loans on or after the Cut-off Date, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies. The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Custodian on behalf of the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

     2. Representations and Warranties. (a) The Seller hereby represents and warrants to the Company as of the Closing Date that:

     (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to carry on its business as presently conducted by it;

     (ii) The Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

     (iii) Assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement and all of the obligations of the Seller hereunder are the legal, valid and binding obligations of the Seller, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (iv) The execution and delivery of this Agreement and the performance of its obligations hereunder by the Seller does not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement. The Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Seller of this Agreement;

     (v) There is no action, suit or proceeding pending against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Seller to carry out its obligations under this Agreement or have a material adverse effect on the financial condition of the Seller or the ability of the Seller to perform its obligations under this Agreement; and

     (vi) The Originator is approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

          (b) The Seller hereby represents and warrants with respect to each Mortgage Loan, except as disclosed in Exhibit A, that as of the date specified below or, if no such date is specified, as of the Closing Date:

     (i) Immediately prior to the transfer and assignment to the Company, each related Note and Mortgage was not subject to an assignment (other than to the Seller) or pledge, and the Seller had good title to, and was the sole owner of, such Mortgage Loan;

     (ii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan;

     (iii) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan subject to matters described in clause (xi) below;

     (iv)      Each related Note,  Mortgage,  Assignment of Leases and Rents (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related Borrower, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (v) Each related Assignment of Leases and Rents, if any, creates a valid, first priority assignment of, or a valid first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property; no person other than the related Borrower owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee's interest therein;

     (vi) Each related assignment of Mortgage from the Seller to the Company constitutes the legal, valid and binding assignment of such Mortgage from the Seller to the Company and any related Reassignment of Assignment of Leases and Rents, if any, or assignment of any other agreement executed in connection with such Mortgage Loan, from the Seller to the Company, constitutes the legal, valid and binding assignment from the Seller to the Company, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (vii) Since origination, and except as set forth in the related Mortgage File, such Mortgage Loan has not been waived, modified, altered, satisfied, canceled, subordinated or rescinded, and each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner that materially interferes with the security intended to be provided by such Mortgage;

     (viii) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to the matters described in clause (xi) below), and, as of the date of the origination of such Mortgage Loan, such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below);

     (ix) The Seller has not taken any action that would cause the representations and warranties made by each related Borrower in the Mortgage Loan not to be true;

     (x)       The  Seller  has  no  knowledge  that  the   representations  and
               warranties made by each related Borrower in such Mortgage Loan are not true in any material respect;

     (xi) The lien of each related Mortgage is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Originator, its successors and assigns, or the holder of the related Note as to a valid and first priority lien on the related Mortgaged Property and the first priority lien of the Mortgage in at least the original principal amount of such Mortgage Loan or Allocated Loan Amount of the related Mortgaged Property (as set forth on the Mortgage Loan Schedule which is an exhibit to the Pooling and Servicing Agreement) after all advances of principal, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (C) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value, use or operation of the Mortgaged Property; the Seller or its successors or assigns is the sole named insured of such policy, and such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy, and the Seller has not done anything, by act or omission, and the Seller has no knowledge of any matter, that would impair or diminish the coverage of such policy; to the extent required by applicable law, the insurer issuing such policy is qualified to do business in the jurisdiction in which the related Mortgaged Properties are located;

     (xii)     The  proceeds  of such  Mortgage  Loan have been fully  disbursed
               (except for Funds in the Prime Retail II Pool Loan Expansion Account, which has been fully funded but not disbursed), and there is no requirement for future advances thereunder, and the Seller covenants that it will not make any future advances under the Mortgage Loan to the related Borrower;

     (xiii) Based on inspection reports contained in the related Mortgage File, each related Mortgaged Property is free of any material damage for which amounts at least sufficient to cure such damage have not been reserved or that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and is in good repair, and there is no proceeding pending for the total or partial condemnation of such Mortgaged Property;

     (xiv) Each of the related Borrowers is in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business that if not obtained would have a material adverse effect on the conduct of its business or its ability to repay the related Mortgage Loan, and all such licenses, permits and authorizations are valid and in full force and effect, and if a related Mortgaged Property is improved by a hotel, the most recent inspection or review by the franchiser, if any, did not cite such Mortgaged Property for material violations of the related franchise agreement which have not been cured;

     (xv) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months preceding the Cut-off Date;

     (xvi) Such Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization;

     (xvii) Such Mortgage Loan is a whole loan and no other party holds a participation interest in the Mortgage Loan. Neither the Originator nor any of its affiliates has or is entitled to any preferred or any other direct equity interest in a Borrower;

     (xviii) The Mortgage Rate (exclusive of any default interest late charges, or prepayment premium) of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

     (xix) No fraudulent acts were committed by the Seller during the origination process of any such Mortgage Loan;

     (xx) All taxes and governmental assessments that prior to the Closing Date became due and owing in respect of each related Mortgaged Property have been paid, are being appealed, or an escrow of funds in an amount sufficient to cover such payments has been established;

     (xxi) All escrow deposits and payments required pursuant to the Mortgage Loans are in the possession, or under the control, of the Seller or its agent, and there are no deficiencies in connection therewith;

     (xxii) To the extent required under applicable law, as of the Cut-off Date, the Seller was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located at all times when it held the Mortgage Loan;

     (xxiii) Except as disclosed in the Prospectus Supplement dated December 10, 1996 relating to the Certificates (the "Prospectus Supplement"), each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer, or reinsured by a reinsurer, meeting the requirements of the related Loan Documents, in an amount not less than the replacement cost and the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance for a minimum of twelve months and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; each related Mortgage or Loan Agreement obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

     (xxiv) There is no default, breach, violation or event of acceleration existing under the related Mortgage or the related Note and, to the Seller's knowledge, no event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration;

     (xxv) Such Mortgage Loan has not been more than one month delinquent since origination and as of the Cut-off Date was not one month or more delinquent;

     (xxvi) Each related Mortgage contains customary and enforceable provisions subject to matters described in clause (iv) above such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Borrower which would interfere with such right to foreclose;

     (xxvii) In each related Mortgage or Loan Agreement, the related Borrower represents and warrants that, except as set forth in certain environmental reports or other documents previously provided to the Rating Agencies and to the best of its knowledge, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any Hazardous Materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials; the related Borrower agrees to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of certain representations, warranties or covenants given by the Borrower in such Mortgage or Loan Agreement, subject to certain exceptions with respect to the culpability of the indemnified parties; a Phase I environmental report was conducted by a reputable environmental consultant in connection with such Mortgage Loan, which report, except as disclosed in the Prospectus Supplement, did not indicate any material non-compliance or material existence of Hazardous Materials; to the best of the Seller's knowledge, each related Mortgaged Property, except as disclosed in the Prospectus
               Supplement, is in material compliance with all applicable federal, state and local laws pertaining to environmental hazards, and to the best of Seller's knowledge, except as disclosed in the Prospectus Supplement, no notice of violation of such laws has been issued by any governmental agency or authority; the Seller has not taken any action which would cause the related Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards;

     (xxviii) Each related Mortgage or Loan Agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or Loan Agreement or obtaining the prior written consent of the Mortgagee, the related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold, or encumbered in connection with subordinate financing;

     (xxix) To Seller's knowledge, and in reliance upon an opinion of counsel to the extent received, (A) when the related UCC financing statements are filed and indexed in the appropriate state and local offices for such filing and indexing, such filings shall be sufficient to perfect a lien on the Mortgaged Property described therein to the extent a security interest can be perfected under the UCC and (B) no re-filing of such financing statements will be necessary for the perfection of the lien intended to be created or the enforcement of such Mortgage Loan against the related Borrower, other than filing UCC continuation statements with the appropriate state and local offices as required under the law of the applicable state to continue the perfection of the liens perfected by UCC financing statements;

     (xxx) (A) the Mortgage Loan is directly secured by one or more Mortgages on commercial property, and (B) the fair market value of such real property, as evidenced by an MAI appraisal conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan
               (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in clauses (1) and (2) shall be made on an aggregated basis) and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) shall be made on an aggregate basis);

     (xxxi) With respect to each Mortgaged Property where the estate of the related Borrower therein is a leasehold estate;

               (A) the related lease or a memorandum thereof has been or will be duly recorded; such lease or an estoppel letter or lender protective agreement between the Seller and the lessor under such lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and, to the best of Seller's knowledge, there has been no material amendment or modification of such lease since its recordation, with the exception of written amendments or modifications which are part of the related Mortgage File;

               (B) except as may be indicated in the related title insurance policy, to the best of Seller's knowledge, the lessee's interest in the related lease and the leasehold estate created thereby is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage;

               (C) the Seller and, subsequent to any assignment of the related Mortgage, the Seller's successors and assigns, have the right to succeed to the Borrower's interest in the related lease upon notice to, but without the consent of, the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date), provided, in the event that Seller, or its successors and assigns, shall have succeeded to the interest of the Borrower, as lessee under the lease, by foreclosure of the related Mortgage or acceptance of an assignment in lieu thereof or other remedies available to the mortgagee, the consent of such lessor may be required for any subsequent assignment;

               (D) as of the date the related Mortgage Loan was made, the related lease was in full force and effect and, to such lessor's knowledge, no default had occurred under such lease, nor, to such lessor's knowledge, was there any then existing condition which, but for the passage of time or the giving of notice, would have resulted in a default under the terms of such lease, and as of the date hereof, Seller has received no written notice of a default or event of default on the part of a Borrower from the lessor of such Borrower's lease;

               (E) the related lease or an estoppel letter or lender protective agreement requires the lessor thereunder to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such lease, estoppel letter or lender protective agreement; the mortgagee has provided the lessor with such notice;

               (F) the related lease, estoppel letter or lender protective agreement provides a mortgagee with a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such lease) to cure any default under such lease, which is curable after the receipt of notice of any such default before the lessor thereunder may terminate such lease;

               (G) (1) the related lease has a term (including renewals, if exercised) which extends not less than ten years beyond the maturity date of the related Mortgage Note and (2) to the extent that the representation under the foregoing clause
                    (1) is based on the existence of renewal options, the terms on which the related borrower has the right to enter into such renewals, and any conditions to the related borrower's right to enter into such renewals, are commercially reasonable;

               (H) under the terms of the related lease, estoppel letter, lender protection agreement and the related Mortgage, taken together, any insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either (1) to the repair or restoration of all or part of the related Mortgaged Property, with the lessor, mortgagee or a depository appointed pursuant to the terms of such lease having the right to hold and disburse such proceeds as the repair or restoration progresses, or (2) to the payment of the outstanding principal balance of the applicable Mortgage Loan together with any accrued interest thereon;

               (I) the related lease does not impose restrictions on subletting of all or portions of the Mortgaged Property by lessee which would be viewed, as of the date of origination of such Mortgage Loan, as commercially unreasonable by the Seller; and

               (J) the related lease or an estoppel letter provides that in the event that a lessee in bankruptcy rejects any or all of its leases; the leasehold mortgagee will have the right to succeed to the ground lessee's position under the lease, provided that written notice has been sent to the lessor and all defaults with respect to the lease are cured.

     (xxxii) The Mortgage Loan Schedule is complete and accurate in all respects;

     (xxxiii) No advance of funds has been made, directly or indirectly, by the Seller to any borrower and no funds have been received from any person other than the borrower for or on account of payments due on a Note or Mortgage;

     (xxxiv) No Mortgage Loan is secured by collateral that is not included in the Trust Fund;

     (xxxv)    Each    Mortgage   Loan   that   is    cross-collateralized    is
               cross-collateralized only with Notes included in the Trust Fund; and

     (xxxvi) Each Mortgaged Property that is located in a federally designated flood hazard area is covered by an insurance policy covering flood losses.

     3. Notice of Breach; Cure and Repurchase. (a) Pursuant to the Pooling and Servicing Agreement, the Seller and the Company shall be given notice of (i) any breach of any representation or warranty contained in Section 2(b)(i), (ii),
(iii), (iv), (v), (vi), (vii),  (viii),  (ix), (xi), (xii), (xv), (xvi), (xvii),
(xviii), (xix), (xx), (xxii), (xxiv), (xxix) or (xxx) and (ii) any breach of any representation or warranty contained in Section 2(b), (x), (xiii), (xiv), (xxi), (xxiii), (xxv), (xxvi), (xxvii), (xxviii), (xxxi), (xxxii), (xxxiii), (xxxiv),
(xxxv) and (xxxvi) that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein.

         (b) Within 90 days of the receipt of the notice (or with respect to the representation and warranty contained in Section 2(b)(xxx), discovery) of a breach provided for in clause (a), the Seller shall either (i) repurchase the related Mortgage Loan at the Repurchase Price or (ii) promptly cure such breach in all material respects; provided, however, that in the event that such breach (other than a breach of Section 2(b)(xxx)) is capable of being cured but not within such 90 day period and the Seller has commenced and is diligently proceeding with the cure of such breach within such 90 day period, the Seller shall have an additional 90 days to complete such cure, provided, further, that with respect to such additional 90 day period the Seller shall have delivered an officer's certificate to the Trustee and the Securities setting forth the reason such breach is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such breach will be cured within the additional 90 day period; and provided, further, that in the event that the Seller fails to complete the cure of such breach within such additional 90 day period, the Repurchase Price shall also include interest at the Advance Rate on any Advance made by the Servicer in respect of the Mortgage Loan to which such breach related. Upon any such repurchase of a Mortgage Loan by the Seller, the Company shall execute and deliver such instruments of transfer or assignment presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the rights with respect thereto under the applicable Originator's Mortgage Loan Purchase Agreement (including, without limitation, the rights and remedies with respect to representations and warranties made by the Originator thereunder relating to such Mortgage Loan), and shall deliver the related Mortgage File to Seller or its designee after receipt of the related repurchase price.

         (c) The Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Holders of the Certificates, of the representations and warranties contained herein and of the obligation of the Seller to repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligation as provided in Section 9 hereof.

     4. Opinions of Counsel. The Seller hereby covenants to the Company to, simultaneously with the execution hereof, deliver or cause to be delivered to the Company opinions of counsel as to various corporate matters in form satisfactory to the Company.

     5. Underwriting. The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement or the Purchase Agreement, at or prior to the Closing Date.

     6. Successor Borrowers. The Company hereby agrees that in the event that the Seller is obligated to establish an entity to succeed to the obligations of a Borrower upon the defeasance with respect to the related Mortgage Loan, the Company shall, or shall cause the Servicer under the Pooling and Servicing Agreement to, establish such a successor entity, in each case in accordance with the provisions of the related Loan Documents.

     7. Costs. The Company shall pay all expenses incidental to the performance of its obligations under the Underwriting Agreement and the Purchase Agreement, including without limitation (a) any recording fees or fees for title policy endorsements and continuations, (b) the expenses of preparing, printing and reproducing the Prospectus Supplement, the Private Placement Memorandum, the Underwriting Agreement, the Placement Agreement, the Pooling and Servicing Agreement and the Certificates and (c) the cost of delivering the Certificates to the office of the Underwriter or the purchaser of the Certificates, as applicable, insured to the satisfaction of the Underwriter or such purchaser, as applicable.

     8. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 2 World Financial Center - Building B, New York, New York 10281-1198 attention of Manager - Mortgage Finance Department or, if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it at 2 World Financial Center - Building B, New York, New York 10281-1198 attention of Manager - Mortgage Finance Department.

     9. Trustee Beneficiary. The representations, warranties and agreements made by the Seller in this Agreement are made for the benefit of, and may be enforced by or on behalf of, the Trustee and the Holders of Certificates to the same extent that the Company has rights against the Seller under this Agreement in respect of representations, warranties and agreements made by the Seller herein and such representations and warranties shall survive delivery of the respective Mortgage Files to the Trustee until the termination of the Pooling and Servicing Agreement.

     10. Miscellaneous. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed in any manner which would have a material adverse effect on the Holders of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in
Section 10.07 of the Pooling and Servicing Agreement. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided in Section 9 hereof.

     11. Third Party Beneficiary. Nomura Securities International, Inc. is an intended third party beneficiary of the representations and warranties of the Seller set forth in Section 2 hereof.

     IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.



                                     ASSET SECURITIZATION CORPORATION



                                     By:-------------------------------
                                      Name:
                                     Title:


                                     NOMURA ASSET CAPITAL CORPORATION



                                     By: -------------------------------
                                      Name:
                                     Title:

                                   EXHIBIT A


                  Exceptions to Representations and Warranties

Clause of
Section 2(b):                                                         Exception:
-------------- -----------------------------------------------------------------

     (xxxi)(C) The lease for the Prime Retail II Pool Property known as Magnolia Bluff Factory Shops provides that the Seller's successors and assigns have the right to foreclose on the fee interest of the lessor upon the occurrence of an event of default under the Prime Retail II Pool Loan.


     (xxxi)(C) The lease for a portion of the Palmer Square PS Property provides that a purchaser at any execution sale of the lease and the leasehold estate thereby created in connection with any proceedings for the foreclosure of the related Mortgage shall with the consent of the lessor (to the extent required under the lease) be deemed to be a permitted assignee or transferee under the lease and that such party shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of the related Palmer Square Borrower to be performed under the lease from and after the date of such purchase, assignment or transfer (but not for any obligations or liabilities accruing prior to such date), but only for so long as such purchaser, assignee or transferee is the owner of the lease and the leasehold estate thereby created.


     (xxxi)(D) The lessor under the lease for a portion of the Palmer Square PS Property has notified the related Palmer Square Borrower of a dispute with respect to the amount of rent payable for the period from April 1, 1994 through March 31, 1997. The lessor has not delivered notice of a default with respect to such payments. In the related ground lessor estoppel certificate, the lessor has represented and warranted to the lender under the related Mortgage Loan that the related Palmer Square Borrower is not in default under the lease. The disputed amount of $72,072 is
               required  to  be  reserved  as   disclosed   in  the   Prospectus
               Supplement.


     (xxxi)(G) Except for the lease with respect to the Prime Retail II Pool Property known as Magnolia Bluff Factory Shops, in which case the lessor has subjected its fee interest to the related Mortgage.


     (xxxi)(H) Except, in the case of the ground lease on the Cincinnati Airport Radisson, with respect to a loss not susceptible to repair in 90 days where the Columbia Sussex II Pool Borrower has, with the consent of the lender, terminated the ground lease (and depending on how much time remains in the lease term) the ground lessor may be entitled to unspecified portions of the proceeds.


     (xxxi)(J) Except for the lease with respect to the Prime Retail II Pool Property known as Magnolia Bluff Factory Shops.


     (xxxiii) With respect to the Prime Retail II Pool Loan, the Seller has agreed, under certain circumstances, to pay a portion of the Defeasance Deposit that may be required in November 2000 in order to liquidate the Expansion Account (as defined in the related Mortgages).